As filed with the Securities and Exchange Commission on April 2, 2007

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DYNEGY INC.

(formerly named Dynegy Acquisition, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	20-5653152
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1000 Louisiana Street, Suite 5800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Dynegy Inc. Amended and Restated Employee Equity Option Plan

Dynegy Inc. Amended and Restated 1991 Stock Option Plan

Illinova Corporation 1992 Long-Term Incentive Compensation Plan

Dynegy Inc. 1999 Long-Term Incentive Plan

Dynegy Inc. 2000 Long-Term Incentive Plan

Dynegy Inc. 2001 Non-Executive Stock Incentive Plan

Dynegy Inc. 401(k) Savings Plan

Dynegy Inc. 2002 Long Term Incentive Plan

Dynegy Inc. Deferred Compensation Plan

Dynegy Inc. Deferred Compensation Plan for Certain Directors

Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan)

Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement)

Dynegy Northeast Generation, Inc. Savings Incentive Plan

(Full title of the plan)

J. Kevin Blodgett, Esq.

General Counsel, EVP—Administration & Secretary

1000 Louisiana Street, Suite 5800

Houston, Texas 77002

(Name and address of agent for service)

(713) 507-6400

(Telephone Number, including area code, of agent for service)

Copy to:

Julien R. Smythe

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

(713) 220-5800

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered		Proposed Maximum Offering Price Per Share (5)	Proposed Maximum Aggregate Offering Price (5)	Amount of Registration Fee (5)
Class A Common Stock, par value $0.01 (“Common Stock”)	43,185,419	(1)	$9.18	$396,226,219.33	$12,164.14
Plan Interests (2)	$35,000,000		100%	$35,000,000	$1,074.50
Plan Interests (3)	(3)		(3)	(3)	(3)
Deferred Compensation Obligations	$1,800,000	(4)	100%	$1,800,000	$55.26

(1)	This registration statement registers the issuance of an aggregate of 43,185,419 shares of the Class A common stock of the registrant, par value $0.01 per share, of which 2,116,350 shares are issuable pursuant to the Dynegy Inc. Amended and Restated Employee Equity Option Plan; 4,949,878 shares are issuable pursuant to the Dynegy Inc. Amended and Restated 1991 Stock Option Plan; 1,746,705 shares are issuable pursuant to the Illinova Corporation 1992 Long-Term Incentive Compensation Plan; 3,236,978 shares are issuable pursuant to the Dynegy Inc. 1999 Long-Term Incentive Plan; 7,792,006 shares are issuable pursuant to the Dynegy Inc. 2000 Long-Term Incentive Plan; 7,230,124 shares are issuable pursuant to the Dynegy Inc. 2001 Non-Executive Stock Incentive Plan; 5,660,000 shares are issuable pursuant to the Dynegy Inc. 401(K) Savings Plan; 5,410,000 shares are issuable pursuant to the Dynegy Inc. 2002 Long Term Incentive Plan; 75,000 shares are issuable pursuant to the Dynegy Inc. Deferred Compensation Plan; 753,378 shares are issuable pursuant to the Dynegy Inc. Deferred Compensation Plan for Certain Directors; 1,115,000 shares are issuable pursuant to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan); 3,000,000 shares are issuable pursuant to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement); and 100,000 shares are issuable pursuant to the Dynegy Northeast Generation, Inc. Savings Incentive Plan (collectively, the “Plans”).
(2)	The plan interests being registered hereby are the unsecured obligations of the registrant to pay deferred compensation in the future in accordance with the terms of the Dynegy Inc. Deferred Compensation Plan.
(3)	In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the “Securities Act”), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Dynegy Northeast Generation Inc. Savings Incentive Plan, Dynegy Inc. 401(K) Savings Plan, Dynegy Midwest Generation, Inc. 401(k) Savings Plan, Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement, Dynegy Inc. Deferred Compensation Plan and Dynegy Inc. 2001 Non-Executive Stock Incentive Plan.
(4)	The deferred compensation obligations are unsecured obligations of the registrant to pay deferred compensation in the form of cash in the future in accordance with the terms of the Dynegy Inc. Deferred Compensation Plan for Certain Directors. The plan permits a participant to receive payment in shares of Class A common stock of the registrant or cash with respect to his or her deferral account balance.
(5)	Estimated solely for the purposes of determining the amount of the registration fee, in accordance with Rule 457(c) and 457(h) under the Securities Act, on the basis of the average of the high and low prices of the Class A common stock of Dynegy Inc., as reported on the New York Stock Exchange on March 26, 2007, of $9.18 per share.

Introductory Statement

Dynegy Inc. (formerly named Dynegy Acquisition, Inc.) (the “Company”) entered into a Plan of Merger, Contribution and Sale Agreement (the “Merger Agreement”), dated as of September 14, 2006, with Dynegy Inc., an Illinois corporation (“Dynegy Illinois”), Falcon Merger Sub Co., an Illinois corporation, LSP Gen Investors, L.P., a Delaware limited partnership, LS Power Partners, L.P., a Delaware limited partnership, LS Power Equity Partners PIE I, L.P., a Delaware limited partnership, LS Power Associates, L.P., a Delaware limited partnership, and LS Power Equity Partners, L.P., a Delaware limited partnership. On March 29, 2007, at a special meeting of the shareholders of Dynegy Illinois, the shareholders of Dynegy Illinois adopted the Merger Agreement and approved the Merger. Pursuant to the Merger Agreement, a newly created, wholly owned subsidiary of the Company, Falcon Merger Sub Co., merged with and into Dynegy Illinois on April 2, 2007 (the “Merger”), with Dynegy Illinois as the surviving corporation and becoming a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, the then-shareholders of Dynegy Illinois became the stockholders of the Company, and each share of Dynegy Illinois’ Class A common stock and Class B common stock was converted into the right to receive one share of the Class A common stock of the Company. In addition, the name of the Company was changed from Dynegy Acquisition, Inc. to Dynegy Inc.

Pursuant to the Merger Agreement, the Company assumed the plans set forth on the cover page hereto (the “Plans”).

The Company is filing this registration statement on Form S-8 with respect to shares of its Class A common stock, par value $0.01 per share, issuable pursuant to the Plans, its deferred compensation obligations payable pursuant to the Plans and interests in certain of the Plans.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

The document containing the information specified in Part I of this registration statement on Form S-8 will be sent or given to each participant in the Plans as may be required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Such documents need not be filed with the Securities and Exchange Commission (the “SEC”), either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424 promulgated under the Securities Act. These documents and the documents incorporated by reference in this registration statement pursuant to Item 3 below, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

The following documents and information previously filed by Dynegy Illinois with the SEC are incorporated by reference in this registration statement:

•	Dynegy Illinois’ Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed on February 27, 2007;

•

The Company and Dynegy Illinois’ Current Reports on Form 8-K filed on January 23, 2007, January 25, 2007, February 2, 2007, February 6, 2007, February 9, 2007, February 14, 2007, February 15, 2007, February 20, 2007, February 27, 2007, March 2, 2007, March 7, 2007, March 12, 2007, March 14, 2007, March 19, 2007, March 20, 2007 and March 29, 2007; and

•

the section beginning on page 193 of the proxy statement/prospectus of Dynegy Illinois and the Company filed with the SEC on February 13, 2007 entitled “Description of New Dynegy Capital Stock” (the Company’s Class A common stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3(a) under the Exchange Act, and, accordingly, the filing of a registration statement on Form 8-A or Form 10 is not required).

In addition, all documents filed by the Company or Dynegy Illinois pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this registration statement, and prior to the filing of a post-effective amendment to this registration statement that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained hereby modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4. Description of Securities.

Not applicable.

Item 5. Interests of Named Experts and Counsel.

Not applicable.

Item 6. Indemnification of Officers and Directors.

The following discussion summarizes the material indemnification provisions of Section 145 of the General Corporation Law of the State of Delaware (the “DGCL”) and the registrant’s amended and restated certificate of incorporation.

Pursuant to Section 145 of the DGCL, the registrant generally has the power to indemnify its current and former directors, officers, employees and agents against expenses and liabilities that they incur in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the registrant’s best interests and, with respect to any criminal action, had no reasonable cause to believe their conduct was unlawful. Section 145 of the DGCL expressly provides that the power to indemnify or advance expenses authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. Moreover, Section 145 of the DGCL provides that the registrant has the power to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents.

The registrant’s amended and restated certificate of incorporation provides mandatory indemnification to any party who is or was a director or officer of the registrant or who is or was serving as a director or officer of another entity at the request of the registrant to the fullest extent permitted by the DGCL. The registrant’s amended and restated certificate of incorporation also provides that any indemnification will be made in a specific case only as authorized by the registrant’s board of directors, a committee of the board of directors, independent legal counsel or the stockholders, upon a determination that indemnification is proper in the circumstances because the indemnitee met the applicable standard of conduct set forth in the registrant’s amended and restated certificate of incorporation. However, if a current or former director or officer has been successful in the defense of any covered action or proceeding, such person will be indemnified against expenses actually and reasonably incurred.

Item 7. Exemption from Registration Claimed.

Not applicable.

Item 8. Exhibits.

Exhibit No.	Description
4.1*	Amended and Restated Certificate of Incorporation of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.).

4.2*	Amended and Restated Bylaws of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.).

4.3	Dynegy Inc. Amended and Restated Employee Equity Option Plan (incorporated by reference to Exhibit 10.5 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1998 of Dynegy Inc., File No. 1-11156).

4.4	Dynegy Inc. 1999 Long Term Incentive Plan (incorporated by reference to Exhibit 10.6 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1999 of Dynegy Inc., File No. 1-11156).

4.5	Dynegy Inc. 2000 Long Term Incentive Plan (incorporated by reference to Exhibit 10.7 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1999 of Dynegy Inc., File No. 1-11156).

4.6	Amendment to the Dynegy Inc. 2000 Long Term Incentive Plan effective January 1, 2006 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of Dynegy Inc. filed on March 17, 2006, File No. 1-15659).

4.7	Dynegy Inc. 2001 Non-Executive Stock Incentive Plan (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76080).

4.8	Dynegy Inc. 2002 Long Term Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A of Dynegy Inc., File No. 1-15659, filed with the SEC on April 9, 2002).

4.9	Amendment to the Dynegy Inc. 2002 Long Term Incentive Plan, effective January 1, 2006 (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K of Dynegy Inc. filed on March 17, 2006, File No. 1-15659).

4.10	Dynegy Inc. 401(k) Savings Plan, as amended and restated effective January 1, 2002 (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 383-76570).

4.11	First Amendment to the Dynegy Inc. 401(k) Savings Plan, effective February 11, 2002 (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.12	Second Amendment to the Dynegy Inc. 401(k) Savings Plan, effective January 1, 2002 (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.13	Third Amendment to the Dynegy Inc. 401(k) Savings Plan, effective October 1, 2003 (incorporated by reference to Exhibit 10.21 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.14	Amendment to the Dynegy Inc. 401(k) Savings Plan, effective January 1, 2004 (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.15	Dynegy Inc. 401(k) Savings Plan Trust Agreement (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76570).

4.16	Dynegy Inc. Deferred Compensation Plan (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76080).

4.17	Dynegy Inc. Deferred Compensation Plan Trust Agreement (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76080).

4.18	Dynegy Inc. Deferred Compensation Plan for Certain Directors (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2003 of Dynegy Inc., File No. 1-15659).

4.19	First Amendment to the Dynegy Inc. Deferred Compensation Plan for Certain Directors, dated September 15, 2005 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Dynegy Inc. filed on September 19, 2005, File No. 1-15659).

4.20	Second Amendment to the Dynegy Inc. Deferred Compensation Plan for Certain Directors, dated December 16, 2005 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Dynegy Inc. filed on December 22, 2005, File No. 1-15659).

4.21	Dynegy Northeast Generation, Inc. Savings Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-111985).

4.22	Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, effective January 1, 2004 (incorporated by reference to Exhibit 10.31 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.23	Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), as amended and restated effective January 1, 2002 (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76570).

4.24*	First Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of October 17, 2003.

4.25*	Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of December 23, 2003.

4.26*	Second Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of March 31, 2004.

4.27*	Fourth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of September 29, 2004.

4.28*	Fifth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of May 31, 2005.

4.29*	Sixth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of June 7, 2006.

4.30*	Seventh Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of December 15, 2006.

4.31	Dynegy Midwest Generation, Inc. 401(k) Savings Plan Trust Agreement (formerly the Illinois Power Company Incentive Savings Plan Trust Agreement) (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76570).

4.32	Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), as amended and restated effective January 1, 2002 (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76570).

4.33*	First Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of October 17, 2003.

4.34*	Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of December 23, 2003.

4.35*	Second Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of March 31, 2004.

4.36*	Fourth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of September 29, 2004.

4.37*	Fifth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of May 31, 2005.

4.38*	Sixth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of June 7, 2006.

4.39*	Seventh Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of December 15, 2006.

4.40	Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement Trust Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement Trust Agreement) (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76570).

4.41	Dynegy Amended and Restated 1991 Stock Option Plan (incorporated by reference to Exhibit 10.3 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1998 of Dynegy Inc., File No. 1-11156).

4.42	Illinova 1992 Long-Term Incentive Compensation Plan (incorporated by reference from the exhibits to the Registration Statement of Illinois Power Company on Form S-8, as amended, File Number 33-66124).

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP.

23.1*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Dynegy Inc. (now named Dynegy Illinois Inc.)

23.2*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for West Coast Power LLC.

23.3*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in the opinion filed as Exhibit 5.1 to this registration statement).

24.1*	Power of Attorney (included on the signature page of this registration statement).

*	Filed herewith.

Item 9. Undertakings.

The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that the undertakings set forth in paragraphs (1)(i) and (1)(ii) above do not apply if the registration statement is on Form S-8, and the information required to be included in a post-effective amendment by these paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act), that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC.

By:	/s/ Bruce A. Williamson
Bruce A. Williamson
Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints J. Kevin Blodgett, Kent R. Stephenson and Heidi D. Lewis, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act and any and all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his or her substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Bruce A. Williamson
Bruce A. Williamson	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	April 2, 2007

/s/ Holli C. Nichols
Holli C. Nichols	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 2, 2007

/s/ Carolyn J. Stone
Carolyn J. Stone	Senior Vice President and Controller (Principal Accounting Officer)	April 2, 2007

/s/ David W. Biegler
David W. Biegler	Director	April 2, 2007

Signature	Title	Date

/s/ Thomas D. Clark, Jr.
Thomas D. Clark, Jr.	Director	April 2, 2007

/s/ Victor E. Grijalva
Victor E. Grijalva	Director	April 2, 2007

/s/ Patricia A. Hammick
Patricia A. Hammick	Director	April 2, 2007

/s/ George L. Mazanec
George L. Mazanec	Director	April 2, 2007

/s/ Robert C. Oelkers
Robert C. Oelkers	Director	April 2, 2007

/s/ William L. Trubeck
William L. Trubeck	Director	April 2, 2007

/s/ Mikhail Segal
Mikhail Segal	Director	April 2, 2007

/s/ Frank Hardenbergh
Frank Hardenbergh	Director	April 2, 2007

/s/ James Bartlett
James Bartlett	Director	April 2, 2007

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc. Amended and Restated Employee Equity Option Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. AMENDED AND RESTATED EMPLOYEE EQUITY OPTION PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc. Amended and Restated 1991 Stock Option Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. AMENDED AND RESTATED 1991 STOCK OPTION PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Illinova Corporation 1992 Long-Term Incentive Compensation Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

ILLINOVA CORPORATION 1991 LONG-TERM INCENTIVE COMPENSATION PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc 1999 Long-Term Incentive Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. 1999 LONG-TERM INCENTIVE PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc. 2000 Long-Term Incentive Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. 2000 LONG-TERM INCENTIVE PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc. 2001 Non-Executive Stock Incentive Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. 2001 NON-EXECUTIVE STOCK INCENTIVE PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc. 401(K) Savings Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. 401(K) SAVINGS PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc. 2002 Long Term Incentive Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. 2002 LONG TERM INCENTIVE PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc. Deferred Compensation Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. DEFERRED COMPENSATION PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Inc. Deferred Compensation Plan for Certain Directors has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY INC. DEFERRED COMPENSATION PLAN FOR CERTAIN DIRECTORS

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Midwest Generation, Inc. 401(K) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan) has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY MIDWEST GENERATION, INC. 401(K) SAVINGS PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Midwest Generation, Inc. 401(K) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement) has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY MIDWEST GENERATION, INC. 401(K) SAVINGS PLAN FOR EMPLOYEES COVERED UNDER A COLLECTIVE BARGAINING AGREEMENT

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

Pursuant to the requirements of the Securities Act of 1933, the administer of the Dynegy Northwest Generation, Inc. Savings Incentive Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 2, 2007.

DYNEGY NORTHWEST GENERATION, INC. SAVINGS INCENTIVE PLAN

By:	/s/ Julius Cox
Julius Cox
Vice President, Human Resources

INDEX TO EXHIBITS

Exhibit No.	Description
4.1*	Amended and Restated Certificate of Incorporation of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.).

4.2*	Amended and Restated Bylaws of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.).

4.3	Dynegy Inc. Amended and Restated Employee Equity Option Plan (incorporated by reference to Exhibit 10.5 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1998 of Dynegy Inc., File No. 1-11156).

4.4	Dynegy Inc. 1999 Long Term Incentive Plan (incorporated by reference to Exhibit 10.6 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1999 of Dynegy Inc., File No. 1-11156).

4.5	Dynegy Inc. 2000 Long Term Incentive Plan (incorporated by reference to Exhibit 10.7 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1999 of Dynegy Inc., File No. 1-11156).

4.6	Amendment to the Dynegy Inc. 2000 Long Term Incentive Plan effective January 1, 2006 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of Dynegy Inc. filed on March 17, 2006, File No. 1-15659).

4.7	Dynegy Inc. 2001 Non-Executive Stock Incentive Plan (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76080).

4.8	Dynegy Inc. 2002 Long Term Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A of Dynegy Inc., File No. 1-15659, filed with the SEC on April 9, 2002).

4.9	Amendment to the Dynegy Inc. 2002 Long Term Incentive Plan, effective January 1, 2006 (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K of Dynegy Inc. filed on March 17, 2006, File No. 1-15659).

4.10	Dynegy Inc. 401(k) Savings Plan, as amended and restated effective January 1, 2002 (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 383-76570).

4.11	First Amendment to the Dynegy Inc. 401(k) Savings Plan, effective February 11, 2002 (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.12	Second Amendment to the Dynegy Inc. 401(k) Savings Plan, effective January 1, 2002 (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.13	Third Amendment to the Dynegy Inc. 401(k) Savings Plan, effective October 1, 2003 (incorporated by reference to Exhibit 10.21 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.14	Amendment to the Dynegy Inc. 401(k) Savings Plan, effective January 1, 2004 (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.15	Dynegy Inc. 401(k) Savings Plan Trust Agreement (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76570).

4.16	Dynegy Inc. Deferred Compensation Plan (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76080).

4.17	Dynegy Inc. Deferred Compensation Plan Trust Agreement (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76080).

4.18	Dynegy Inc. Deferred Compensation Plan for Certain Directors (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2003 of Dynegy Inc., File No. 1-15659).

4.19	First Amendment to the Dynegy Inc. Deferred Compensation Plan for Certain Directors, dated September 15, 2005 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Dynegy Inc. filed on September 19, 2005, File No. 1-15659).

4.20	Second Amendment to the Dynegy Inc. Deferred Compensation Plan for Certain Directors, dated December 16, 2005 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Dynegy Inc. filed on December 22, 2005, File No. 1-15659).

4.21	Dynegy Northeast Generation, Inc. Savings Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-111985).

4.22	Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, effective January 1, 2004 (incorporated by reference to Exhibit 10.31 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2003 of Dynegy Inc., File No. 1-15659).

4.23	Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), as amended and restated effective January 1, 2002 (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76570).

4.24*	First Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of October 17, 2003.

4.25*	Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of December 23, 2003.

4.26*	Second Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of March 31, 2004.

4.27*	Fourth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of September 29, 2004.

4.28*	Fifth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of May 31, 2005.

4.29*	Sixth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of June 7, 2006.

4.30*	Seventh Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan (formerly the Illinois Power Company Incentive Savings Plan), dated as of December 15, 2006.

4.31	Dynegy Midwest Generation, Inc. 401(k) Savings Plan Trust Agreement (formerly the Illinois Power Company Incentive Savings Plan Trust Agreement) (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333-76570).

4.32	Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), as amended and restated effective January 1, 2002 (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333–76570).

4.33*	First Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of October 17, 2003.

4.34*	Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of December 23, 2003.

4.35*	Second Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of March 31, 2004.

4.36*	Fourth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of September 29, 2004.

4.37*	Fifth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of May 31, 2005.

4.38*	Sixth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of June 7, 2006.

4.39*	Seventh Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement), dated as of December 15, 2006.

4.40	Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered under a Collective Bargaining Agreement Trust Agreement (formerly the Illinois Power Company Incentive Savings Plan for Employees Covered under a Collective Bargaining Agreement Trust Agreement) (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-8 of Dynegy Inc., Registration No. 333–76570).

4.41	Dynegy Amended and Restated 1991 Stock Option Plan (incorporated by reference to Exhibit 10.3 to the Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1998 of Dynegy Inc., File No. 1-11156).

4.42	Illinova 1992 Long-Term Incentive Compensation Plan (incorporated by reference from the exhibits to the Registration Statement of Illinois Power Company on Form S-8, as amended, File Number 33-66124).

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP.

23.1*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Dynegy Inc. (now named Dynegy Illinois Inc.)

23.2*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for West Coast Power LLC.

23.3*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in the opinion filed as Exhibit 5.1 to this registration statement).

24.1*	Power of Attorney (included on the signature page of this registration statement).

*	Filed herewith.